UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2014

NiSource Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b)
On December 3, 2014, NiSource Inc. (“NiSource”) announced plans with respect to the leadership of NiSource and Columbia Pipeline Group, Inc. (“CPG”) following the planned separation of the two companies in mid-2015 (the “Separation”). According to the announcement, NiSource expects each of the following persons covered by Item 5.02(b) of Form 8-K to resign from his or her position(s) with NiSource to assume the position with CPG indicated in the table below:

Name	Current Position at NiSource	Expected Position at CPG
Robert C. Skaggs, Jr.	President and Chief Executive Officer and Director	Chief Executive Officer, Chairman of the Board and Director
Stephen P. Smith	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer
Glen L. Kettering	Executive Vice President and Group Chief Executive Officer for Columbia Pipeline Group	President
Sigmund L. Cornelius	Director	Director
Marty R. Kittrell	Director	Director
W. Lee Nutter	Director	Director
Deborah S. Parker	Director	Director
Teresa A. Taylor	Director	Director

NiSource expects the directors listed in the table above to resign from their positions as directors of NiSource immediately prior to the Separation, and NiSource expects the officers listed in the table above to resign from their positions as executive officers of NiSource at or prior to the Separation. None of the individuals listed above is resigning from his or her position at NiSource at this time.

The planned appointments of CPG directors are contingent upon the re-election of members of the NiSource board of directors at the 2015 annual meeting of NiSource stockholders.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are subject to various risks and uncertainties. Examples of forward-looking statements in this report include statements and expectations regarding the Separation and the leadership of each of NiSource and CPG following the Separation. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements in this report include, among other things, the timing to consummate the Separation; the risk that a condition to consummation is not satisfied; disruption to operations as a result of the proposed Separation or the proposed initial public offering of Columbia Pipeline Partners LP; the inability of one or more of the businesses to operate independently following the completion of the proposed Separation; weather; fluctuations in supply and demand for energy commodities; growth opportunities for NiSource’s businesses; increased competition in deregulated energy markets; the success of regulatory and commercial initiatives; dealings with third parties over whom NiSource has no control; actual operating experience of NiSource’s assets; the regulatory process; regulatory and legislative changes; changes in general economic, capital and commodity market conditions; and counter-party credit risk, and the matters set forth in the “Risk Factors” section in NiSource’s 2013 Form 10-K and subsequent NiSource filings of Form 10-Q, many of which are beyond the control of NiSource. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. NiSource expressly disclaims a duty to update any of the forward-looking statements contained in this report.

The Separation is subject to the satisfaction of a number of conditions, including the final approval of NiSource’s board of directors. There is no assurance that the Separation will in fact occur.

ITEM 7.01.	REGULATION FD DISCLOSURE
On December 3, 2014, NiSource issued a press release announcing the expected leadership changes described above. The press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit Number	Description

99.1	Press Release issued by NiSource Inc. on December 3, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: December 4, 2014	By:	/s/ Robert E. Smith
Robert E. Smith
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by NiSource Inc. on December 3, 2014